UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 15, 2008
SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
South Carolina	0-11392	57-0525804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Commerce Center, Greenville, South Carolina	29615
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(864) 288-8877
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On July 15, 2008, Span-America Medical Systems, Inc. ("SPAN") issued a press release announcing that it was named as a Best Value™ provider for therapeutic support surfaces by Cardinal Health, Inc.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release issued July 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Registrant)

Date:	July 15, 2008	By:	/s/ Richard C. Coggins
Richard C. Coggins
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 15, 2008